Exhibit (c)(7)
Presentation to Colorprint Preliminary Board Discussion Materials Goldman, Sachs & Co. February 28, 2007

Table of Contents I. Preliminary Valuation Analyses II. Preliminary Capital Structure Analyses Appendix A: Additional Information Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax t reatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

I. Preliminary Valuation Analyses Preliminary Valuation Analyses4

Illustrative Analysis at Various Prices ($ in millions, except per share data)
07-Dec-06 [1] 20-Feb-07 [2]Current Price Per Share$ 24.23$ 29.19$ 32.25$ 29.00$ 30.00$ 31.00$ 32.00$ 33.00 Premium to Current Price (26-Feb-07)(24.9)%(9.5)%0.0%(10.1)%(7.0)%(3.9)%(0.8)%2.3% Equity Value [3]$ 1,142$ 1,397$ 1,559$ 1,387$ 1,440$ 1,493$ 1,546$ 1,599 Net Debt (at 31-Dec-06)6565656565656565 Enterprise Value1,2071,4621,6241,4521,5051,5581,6111,664
Premium to: 07-Dec-06 Closing Price [1]$24.230.0%20.5%33.1%19.7%23.8%27.9%32.1%36.2% 20-Feb-07 Closing Price [2]29.19(17.0)0.010.5(0.7)2.86.29.613.1 30 Day Average28.90(16.1)1.011.60.43.87.310.714.2 90 Day Average27.32(11.3)6.918.16.29.813.517.120.8 180 Day Average27.66(12.4)5.516.64.98.512.115.719.3 52 Week High Closing Price32.58(25.6)(10.4)(1.0)(11.0)(7.9)(4.8)(1.8)1.3 EBITDA4Management / Analyst LTM — 12/31/06$147.68.2 x9.9 x11.0x9.8 x10.2 x10.6 x10.9 x11.3x LTM — 3/31/07E — Management139.68.610.511.610.410.811.211.511.9 CY2007E — Analyst Median$167.97.2 x8.7 x9.7x8.6 x9.0 x9.3 x9.6 x9.9x CY2007E — Management157.97.69.310.39.29.59.910.210.5 CY2008E — Analyst Median$183.66.6 x8.0 x8.8x7.9 x8.2 x8.5 x8.8 x9.1x CY2008E — Management175.16.98.49.38.38.68.99.29.5 EPS4 CY2007E — Analyst Median$1.4616.6 x20.0 x22.1x19.9 x20.5 x21.2 x21.9 x22.6x CY2007E — Management1.2219.924.026.523.824.625.426.327.1 CY2008E — Analyst Median$1.6814.4 x17.4 x19.2x17.3 x17.9 x18.5 x19.0 x19.6x CY2008E — Management1.4916.319.621.719.520.220.821.522.2 PEG (LT — IBES Median) CY 2007E P/E10.8%1.5 x1.9 x2.1x1.8 x1.9 x2.0 x2.0 x2.1x CY 2008E P/E10.81.31.61.81.61.71.71.81.8
Preliminary Valuation Analyses5

Market Performance Indexed Stock Price and Forward P/E Multiple — Past Three Years Indexed Stock Price Forward P/E Multiple
Average 200% High Low Last 3Y Last 2Y Last 1Y 07-Dec-06 Current 87.6%Colorprint22.9 x 15.8 x 19.0 x 19.1 x 19.6 x 18.2 x 22.1 x Marketing Services [1]20.715.618.318.418.117.618.6 180%24x 22.1x 160%22x 20x Indexed Price 140% 26.6% 18.6x 120%Next Twelve Months P/E (x) 18x 100%16x (0.4%) 80%14x Feb- Jul- Dec- Jun- Nov- Apr- Sep- Feb-Feb- Jul- Dec- May- Oct- Mar- Aug- Jan-2004 2004 2004 2005 2005 2006 2006 2007 2004 2004 2004 2005 2005 2006 2006 2007 Daily from 26-Feb-2004 to 26-Feb-2007Daily from 26-Feb-2004 to 26-Feb-2007 ColorprintS&P 500 IndexMarketing Services [1]
Preliminary Valuation Analyses6

Market Performance Enterprise Value / LTM EBITDA — Past Three Years Average 12xHighLow Last 3Y Last 2Y Last 1Y 07-Dec-06 Current Colorprint11.1 x5.7 x8.1 x8.5 x8.8 x8.2 x 11.0 x Marketing Services [1]11.26.59.18.78.19.08.8 11.0 11x 10x 9x 8.8 x 8x 7x Enterprise Value to LTM EBITDA Multiple6x 5x 4x Feb-2004Jul-2004Dec-2004May-2005Oct-2005Apr-2006Sep-2006Feb-2007 Daily from 26-Feb-2004 to 26-Feb-2007 ColorprintMarketing Services [1] Preliminary Valuation Analyses7

Comparison of Selected Companies ($ in millions, except per share data) Closing% ofEquityCalendarized5-Year 2007 PELTM Price 52 Week Market Enterprise Enterprise Value / EBITDAP/E Multiples [2]Est. EPS to 5-Year EBITDA Company26-Feb-07 HighCap [1]Value [1]LTM [1] 2007E [2] 2008E [2] 2007E2008ECAGR [2] CAGR [2] Margin [1] Colorprint — Analyst Estimates$ 32.25 99% $ 1,559$ 1,62411.0 x9.7 x8.8 x22.1 x19.2 x10.8%2.1 x31.6 % Colorprint — Management10.39.326.521.7 Harte Hanks$ 27.88 97.3% $ 2,200$ 2,36710.8 x10.0 x9.7 x18.6 x16.5 x10.3%1.8 x 18.6 % Acxiom21.81 82.41,7152,4165.75.95.820.516.815.01.430.6 Valassis Communications 317.11 55.88182,17211.98.28.215.413.55.03.17.2 InfoUSA10.21 78.55688208.86.96.314.712.4NANA21.5 High97.3%11.9 x10.0 x9.7 x20.5 x16.8 x15.0%3.1 x 30.6 % Median80.59.87.57.217.015.010.31.820.0 Mean78.59.37.77.517.314.810.12.119.5 Low55.85.75.95.814.712.45.01.47.2
Preliminary Valuation Analyses8

Illustrative Present Value of Future Stock Price Analysis 2008E EPS Illustrative Present Value of Future Stock Price % Growth from CY 2007E1FY1 P / E AnalystManagement18.0 x19.0 x20.0 x21.0 x (11.0)%6.6%$ 1.30$ 20.46$ 21.59$ 22.73$ 23.87 (4.1)14.81.4022.0323.2624.4825.70 CY 2008E 2.723.01.5023.6124.9226.2327.54 EPS 9.631.21.6025.1826.5827.9829.38 16.439.41.7026.7528.2429.7331.21 23.347.61.8028.3329.9031.4733.05 Illustrative Premium / (Discount) of Present Value of Future Stock Price to Current Price $32.25 % Growth from CY 2007E1FY1 P / E AnalystManagement18.0 x19.0 x20.0 x21.0 x (11.0)%6.6%$ 1.30(36.6)%(33.0)%(29.5)%(26.0)% (4.1)14.81.40(31.7)(27.9)(24.1)(20.3) CY 2008E 2.723.01.50(26.8)(22.7)(18.7)(14.6) EPS 9.631.21.60(21.9)(17.6)(13.2)(8.9) 16.439.41.70(17.0)(12.4)(7.8)(3.2) 23.347.61.80(12.2)(7.3)(2.4)2.5 Preliminary Valuation Analyses9

Illustrative Present Value of Future Stock Price Analysis 2009E EPS Illustrative Present Value of Future Stock Price % Growth from CY 2008E1FY1 P / E AnalystManagement18.0 x19.0 x20.0 x21.0 x (10.7)%0.7%$ 1.50$ 21.35$ 22.53$ 23.72$ 24.90 (4.8)7.41.6022.7724.0325.3026.56 CY 2009E 1.214.11.7024.1925.5426.8828.22 EPS 7.120.81.8025.6127.0428.4629.88 13.127.51.9027.0428.5430.0431.54 19.034.22.0028.4630.0431.6233.20 Illustrative Premium / (Discount) of Present Value of Future Stock Price to Current Price $32.25 % Growth from CY 2008E1FY1 P / E AnalystManagement18.0 x19.0 x20.0 x21.0 x (10.7)%0.7%$ 1.50(33.8)%(30.1)%(26.5)%(22.8)% (4.8)7.41.60(29.4)(25.5)(21.6)(17.6) CY 2009E 1.214.11.70(25.0)(20.8)(16.7)(12.5) EPS 7.120.81.80(20.6)(16.2)(11.8)(7.3) 13.127.51.90(16.2)(11.5)(6.8)(2.2) 19.034.22.00(11.8)(6.8)(1.9)3.0 Preliminary Valuation Analyses 10

Illustrative Discounted Cash Flow Valuation Date February 28, 2007 ($ in millions, except per share data)
As of 31-December 20072008200920102011 Sales$ 506.9$ 546.2$ 595.4$ 644.9$699.2 Growth8.6%7.8%9.0%8.3%8.4 % EBIT$ 123.7$ 137.5$ 152.6$ 168.2$190.0 EBIT Margin24.4%25.2%25.6%26.1%27.2 % D&A$ 51.9$55.1$ 59.0$ 63.8$ 66.5 EBITDA175.7192.6211.6232.0256.5 EBITDA Margin34.7%35.3%35.5%36.0%36.7 % Taxes at 38%$ 47.0$52.2$ 58.0$ 63.9$ 72.2 Change in Working Capital$(12.1)$ 4.9$ 2.7$ 2.4$ 2.1 Capex54.868.867.035.055.6 Unlevered Free Cash Flow$ 61.8$76.5$ 89.3$ 135.4$130.8 Adjustment to 2007 Unlevered FCF1(10.0) Unlevered Free Cash Flow$ 51.8$76.5$ 89.3$ 135.4$130.8 Implied Share Price Terminal LTM EBITDA Multiple [2]Revenue Growth [3] $ 32.77.5 x8.0 x8.5 x9.0 x9.5 x $ 31.95.0%6.0%7.0%8.0%9.0% 10.0%$ 30.50$ 31.96$ 33.41$ 34.84$ 36.28 34.0%$26.08$27.33$28.59$29.89$31.23 10.5%29.9531.3732.8034.2035.60 35.0%26.9428.2129.5030.8332.21 11.0%29.4030.8032.1933.5734.95 Discount Rate11.5%28.8730.2431.6032.9634.31EBITDA Margin36.0%27.8029.0830.4031.7733.18 12.0%28.3529.6931.0332.3633.68 37.0%28.6329.9431.3032.7134.14 12.5%27.8429.1630.4631.7733.07
Preliminary Valuation Analyses11

Comparison of Selected Transactions Selected Marketing Services Transactions Since 2004 ($ in millions) Enterprise Value /Price / Date EquityEnterprise LTMForward Forward AnnouncedTargetAcquirorValue [1]Value2EBITDAEBITDA3EPS3 45 Dec-06 ADVO (after legal settlement)Valassis$ 1,061$ 1,14713.1 x10.6 x27.7 x 667 Jan-06 VNU NVValcon Acquisition9,71211,03813.112.019.5 Aug-05 NDCHealth Information ManagementWolters Kluwer NVNA38210.5810.68NA High13.1 x12.0 x27.7 x Median13.110.623.6 Mean12.211.123.6 Low10.510.619.5
Preliminary Valuation Analyses 12

Comparison of Selected Premiums 100% Cash Consideration Transactions, Last Three Years Premium Paid to: 27.6%27.2% 19.7% 18.8% 0.9% 1 Day30-Day Average90-Day Average180-Day Average52 Week High Median Premium — 100% Cash Transactions, Last 3 Years [1] Preliminary Valuation Analyses 13

II. Preliminary Capital Structure Analyses Preliminary Capital Structure Analyses 14

Summary of Historical and Projected Financials ($ in millions, except per share data) HistoricalCAGRManagement ProjectionsCAGR 200420052006’04 — ‘06 2007E2008E2009E2010E2011E ‘06 — ‘11 Revenue$ 417.7$ 403.8 $ 466.85.7% $ 506.9 $ 546.2 $ 595.4 $ 644.9 $ 699.28.4 % Growth(3.3)% 15.6%8.6%7.8%9.0%8.3%8.4 % EBITDA$ 164.2$ 137.8 $ 158.3(1.8)% $ 175.7 $ 192.6 $ 211.6 $ 232.0 $ 256.59.9 % Growth(16.1)% 14.9%11.0%9.6%9.9%9.6% 10.6 % Margin39.3%34.133.934.735.335.536.036.7 EBIT$ 119.8$ 101.0 $ 119.0(0.3)% $ 123.7 $ 137.5 $ 152.6 $ 168.2 $ 190.011.3 % Growth(15.7)% 17.8%4.0% 11.1% 11.0% 10.2% 12.9 % Margin28.7%25.025.524.425.225.626.127.2 Net Income$ 76.4$ 63.6$ 74.8(1.0)%$ 70.4$ 82.7$ 95.7 $ 106.5 $ 122.314.8 % Growth(16.8)% 17.6%(5.8)% 17.4% 15.7% 11.3% 14.8 % Weighted Avg. Diluted Shares52.450.046.646.746.7 EPS$ 1.46$ 1.27$ 1.604.7%$ 1.51$ 1.77 Growth(12.8)% 25.6%(5.6)% 17.4 % EPS (less FAS 123R Expense)$ 1.46$ 1.27$ 1.43(1.1)%$ 1.22$ 1.49 Growth(12.8)% 12.2%(14.6)% 21.9 % Preliminary Capital Structure Analyses 15

Grey Page Preliminary Capital Structure Analyses 16

Illustrative Leveraged Recapitalization Analysis Assumptions Transaction Assumptions Financing Assumptions / Indicative Terms nTransaction as of 31-Mar-2007 nColorprint issues debt to fund share buyback n38% tax rate n Refinance $127.7mm of existing debt nStock price of $27.841 n Ran three scenarios: nRollover equity based buyback purchase price Issuance size $500mm $600mm $700mm Buyback Amount $365mm $463mm $562mm nFees equal to 1.5% of debt issued Purchase Premium 8.0% 10.0% 12.0% Buyback as % of Stock 25.3% 31.5% 37.4% Roll-Forward Assumptions Cost of Debt L + 150 L + 150 L + 175 nPro Forma Credit Rating BB/Ba2 BB/Ba2 2007 and 2008 based on analyst median of Bear BB-/Ba3 Stearns, Deutsche Bank, First Analysis, JP Morgan and Pro-Forma 2007 Debt / LTM Adj EBITDA 3.2x 3.9x Robert W. Baird estimates 4.5x nAssumes 10% revenue growth for 2009-2011 nAssumes constant EBITDA margin of 33% for 2009-2011 nAssumes Capex of $50mm for 2009-2011 nAssumes 2009-2011 D&A equal to Capex nAssumes pre-tax standalone interest expense of $2mm for Q1 2007 1As of 14-Feb-07, day of Q4 2006 earnings release and announcement of termination of possible transaction. Preliminary Capital Structure Analyses 17

Illustrative Leveraged Recapitalization Analysis Sensitivity Analysis ($ in millions, except per share amounts) $500mm Debt Issuance and $365mm Buyback1 (L + 150bps) $600mm Debt Issuance and $463mm Buyback [1] (L + 150bps) IRR Sensitivity IRR Sensitivity Per Share Repurchase PricePer Share Repurchase Price 1406% $ 28.00 $ 29.00 $ 30.00 $ 31.00 $ 32.001413% $ 28.00 $ 29.00 $ 30.00 $ 31.00 $ 32.00 7.0 x11.8%10.6%9.4%8.3%7.2%7.0 x12.5%11.1%9.8%8.6%7.4% 2011 EBITDA Multiple 8.0 15.2 13.9 12.6 11.5 10.4 2011 EBITDA Multiple 8.0 16.1 14.7 13.3 12.1 10.9 9.0 18.2 16.8 15.6 14.4 13.3 9.0 19.4 17.9 16.5 15.2 13.9 2008 EPS Accretion / (Dilution)2008 EPS Accretion / (Dilution) Per Share Repurchase PricePer Share Repurchase Price $ 28.00 $ 29.00 $ 30.00 $ 31.00 $ 32.00$ 28.00 $ 29.00 $ 30.00 $ 31.00 $ 32.00 10.8%13.9%12.3%10.9%9.6%8.4%12.9%18.4%16.1%14.0%12.2%10.5% $700mm Debt Issuance and $562mm Buyback [1] (L + 175bps) IRR Sensitivity Per Share Repurchase Price 1415% $ 28.00$ 29.00$ 30.00$ 31.00$ 32.00 7.0 x13.3%11.7%10.3%8.9%7.6% 2011 EBITDA Multiple 8.0 17.3 15.6 14.1 12.7 11.4 9.0 20.8 19.1 17.5 16.0 14.7 2008 EPS Accretion / (Dilution) Per Share Repurchase Price $ 28.00$ 29.00$ 30.00$ 31.00$ 32.00 12.7%21.8%18.6%15.7%13.1%10.8% 1Includes refinancing of $127.7mm of existing debt and fees equal to 1.5% of debt issued. Preliminary Capital Structure Analyses 18

Illustrative Leveraged Recapitalization Analysis Potential Share Price Appreciation ($ in millions, except per share data) 2007 — Pro Forma Share Price (PV)2008 — Pro Forma Share Price (PV) Debt Issued$ 500$ 600$ 700$ 500$ 600$ 700 $1.52$ 1.52$ 1.49$ 1.86$ 1.90$ 1.89 18.0 x$ 27.29$ 27.35$ 26.8916.0 x$ 29.78$ 30.34$ 30.28 Pro Forma P/E 19.028.8128.8728.39Pro Forma P/E 17.031.6432.2332.18 20.030.3230.3929.8818.033.5034.1334.07 Appreciation from $27.84Appreciation from $27.84 18.0 x(2.0)%(1.8)%(3.4)%16.0 x7.0%9.0%8.8 % Pro Forma P/E 19.03.53.72.0Pro Forma P/E 17.013.615.815.6 20.08.99.27.318.020.322.622.4 Preliminary Capital Structure Analyses 19

Grey Page Preliminary Capital Structure Analyses 20

Illustrative LBO Analysis Assumes $32.00 Purchase Price Sources and Uses Sources of FundsUses of Funds AmountExpected Cost of% ofx 12/31/06x 3/31/07EAmount ($mm)RatingDebtTotal Adj. EBITDA1 Adj. EBITDA2($mm) Revolver3$ 0.0Ba3/BL + 2500.0%0.0x0.0xEquity Consideration4$ 1,545.9 1st Lien Term Loan B675.0Ba3/BL + 25039.3%4.3x4.3xExisting Debt Retired127.7 Bank Debt$ 675.039.3%4.3x4.3xTotal Purchase Price1,673.7 Senior Unsecured Notes250.0 B3/CCC+9.0%14.6%1.6x1.6xLegal / Advisory Fees12.0 Senior Debt$ 925.053.9%5.9x5.9xFinancing Costs29.8 Senior Subordinated Notes210.0 Caa1/CCC+10.5%12.2%1.3x1.3x Total Debt$ 1,135.066.2%7.2x7.3x Sponsor Equity Contribution580.433.8%3.7x3.7x Total Sources$ 1,715.4100.0%10.9x11.0xTotal Uses$ 1,715.4 Preliminary Capital Structure Analyses 21

Illustrative LBO Analysis Assumes $32.00 Purchase Price ($ in millions)
Pro FormaCY Ended December 31, ($ in millions)LTM 12/31/062007E 2008P 2009P 2010P 2011P OPERATIONAL DATA Total Sales$466.8$506.9$546.2$595.4$644.9$699.2 growth8.6%7.8%9.0%8.3%8.4% Adjusted EBITDA157.6178.1195.0214.0234.4258.9 margin33.8%35.1%35.7%35.9%36.3%37.0% Adjusted EBIT$118.4$126.1$139.9$155.0$170.6$192.4 Net Interest Expense100.099.197.795.590.884.3 Net Income (Loss) to Common11.616.826.236.949.467.0 SELECTED CASH FLOW DATA: Adjusted EBITDA$157.6$178.1$195.0$214.0$234.4$258.9 +/- Changes in Working Capital(7.5)(12.1)4.92.72.42.1 -Total Capital Expenditures(113.8)(54.8)(68.8)(67.0)(35.0)(55.6) =Operating Cash Flow36.2111.2131.1149.7201.8205.4 -Cash Taxes(7.0)(10.3)(16.0)(22.6)(30.3)(41.1) -Cash Interest Expense (net)(100.0)(96.1)(94.7)(92.5)(87.9)(81.3) = Cash for Debt Service4.820.434.683.683.0 Cumulative Cash for Debt Service4.825.259.8143.3226.3 CAPITALIZATION: Cash$62.9$50.0$50.0$50.0$50.0$50.0 Revolver0.00.00.00.00.00.0 1st Lien Term Loan B675.0655.1634.7600.1516.5433.5 Total Bank Debt$675.0$655.1$634.7$600.1$516.5$433.5 Senior Unsecured Notes250.0250.0250.0250.0250.0250.0 Total Senior Debt$925.0$905.1$884.7$850.1$766.5$683.5 Senior Subordinated Notes210.0210.0210.0210.0210.0210.0 Total Debt$1,135.0$1,115.1 $1,094.7 $1,060.1$976.5$893.5 Shareholders’ Equity580.4597.2623.3660.3709.7776.7 Total Capitalization1,715.41,712.2 1,718.0 1,720.4 1,686.2 1,670.2 CREDIT STATISTICS: Adjusted EBITDA / 1st Lien Interest2.9x3.4x3.8x4.4x5.3x6.9x Adjusted EBITDA / Cash Interest1.6x1.8x2.0x2.3x2.6x3.1x Adjusted EBITDA / Total Interest1.6x1.8x2.0x2.2x2.6x3.0x (Adjusted EBITDA — Capex) / Total Interest0.4x1.2x1.3x1.5x2.2x2.4x 1st Lien Debt / Adj. EBITDA4.3x3.7x3.3x2.8x2.2x1.7x Senior Debt / Adj. EBITDA5.9x5.1x4.5x4.0x3.3x2.6x Total Debt / Adj. EBITDA7.2x6.3x5.6x5.0x4.2x3.5x Free Cash Flow / Total Debt0.0%0.4%1.9%3.3%8.6%9.3 % Total Debt / Total Capitalization66.2%65.1%63.7%61.6%5 7.9%53.5%
Preliminary Capital Structure Analyses 22

Illustrative LBO Returns Returns at Various Exit Dates — Assumes Exit at 8.5x LTM EBITDA Entrance Premium to 07-Dec-2006 Stock Price 19.7%23.8%27.9%32.1%36.2% 1960%$ 29.00$ 30.00$ 31.00$ 32.00$ 33.00 201028.0%24.0%20.6%17.6%14.8 % Exit Date201127.924.722.019.617.4 201226.023.521.219.217.4 Returns at Various Exit Multiples — Assumes Exit in 2011 Entrance Premium to 07-Dec-2006 Stock Price 19.7%23.8%27.9%32.1%36.2% 20%$ 29.00$ 30.00$ 31.00$ 32.00$ 33.00 7.5x 22.3%19.3%16.7%14.3%12.3% 8.0x 25.222.119.417.114.9 8.5x 27.924.722.019.617.4 2011 EBITDA Exit Multiple9.0x 30.327.124.321.919.6 9.5x 32.629.426.524.021.8 Returns at Achievement of Target EBITDA — Assumes $32.00 Purchase Price % Achievement of Management Projections 100.0%95.0%90.0%85.0% 7.5x 14.3%11.2%7.8%3.8% 8.0x 17.114.110.87.1 2011 8.5x 19.616.713.510.0 EBITDA Exit Multiple9.0x 21.919.116.112.7 9.5x 24.021.318.415.1 Preliminary Capital Structure Analyses 23

Illustrative LBO Returns Includes 15% Management Options Returns at Various Exit Dates — Assumes Exit at 8.5x LTM EBITDA Entrance Premium to 07-Dec-2006 Stock Price 19.7%23.8%27.9%32.1%36.2% 1710%$ 29.00$ 30.00$ 31.00$ 32.00$ 33.00 201024.5%20.8%17.7%15.0%12.5 % Exit Date201124.821.819.317.115.1 201223.320.918.817.015.3 Returns at Various Exit Multiples — Assumes Exit in 2011 Entrance Premium to 07-Dec-2006 Stock Price 19.7%23.8%27.9%32.1%36.2% 17%$ 29.00$ 30.00$ 31.00$ 32.00$ 33.00 7.5x 19.6%16.8%14.4%12.3%10.4% 8.0x 22.319.417.014.812.8 8.5x 24.821.819.317.115.1 2011 EBITDA Exit Multiple9.0x 27.124.121.519.217.1 9.5x 29.226.223.521.219.1 Returns at Achievement of Target EBITDA — Assumes $32.00 Purchase Price % Achievement of Management Projections 100.0%95.0%90.0%85.0% 7.5x 12.3%9.5%6.4%2.9% 8.0x 14.812.19.15.8 2011 8.5x 17.114.411.68.4 EBITDA Exit Multiple9.0x 19.216.613.810.8 9.5x 21.218.716.013.0 Preliminary Capital Structure Analyses 24

Adjusted EBITDA Calculations ($ in millions) CY 2006ECY 2007E EBIT (December Actual)$ 119.0$ 123.7 Depreciation & Amortization (Dec Actl)39.351.9 EBITDA $ 158.3$ 175.6 One time items Year End Change Incremental Expense$ 0.6 Color Installation 3.8$ 0.8 Severance 1.5 Office Closure 0.9 Shareholder Settlement 0.3 $ 7.2$ 0.8 Public Co. Activities Board Fees$ 0.5$ 0.5 Legal (Board-Specific Activities) 0.6 0.6 Audit Firm Services 0.4 0.4 Internal Audit SOX 0.4 0.4 Investor Relations 0.3 0.3 Accounting Organization 0.1 0.1 Public Co. Activities$ 2.4$ 2.4 International Customer Loss$(16.4)$ n/a Net Other Cost Reductions to Offset Cust Loss6.2n/a Other Adjustments$(10.2)$ n/a Total Adjustments$(0.7)$ 3.2 Adjusted EBITDA$ 157.6$ 178.8 Preliminary Capital Structure Analyses 25

Appendix A: Additional Information Additional Information 26

Research Analysts’ Recommendations and Estimates Analyst Recommendations Evolution of Estimates1 $1.88 $2.02009E Strong $1.8 $1.49 Buy$1.6 2008E 17%$1.4 $1.2$1.46 $1.27 Buy$1.25 $1.02006A2007E 17%2005A $0.8$1.19 EPS Estimate $0.62004A Hold $0.4 67%$0.2 $0.0 Feb-2004Sep-2004Apr-2005Nov-2005Jun-2006Jan-2007 Monthly from 27-Feb-2004 to 26-Feb-2007 Recommendations: 6200420052006200720082009 Price Targets Individual Analyst Estimates Broker Estimate 34.00 Date Rating Growth Estimates Current = $32.58 $32.00 ‘06-’07E 5-Yr. CY 2007E 32.00 Bear, Stearns 14-Feb-2007 Hold 5.2% 8.5% 1.50 Deutsche Bank 15-Feb-2007 Hold 1.7% — 1.45 30.00 $29.00First Anal. Sec. 15-Feb-2007 Hold 3.5% — 1.48 J.P. Morgan 21-Feb-2007 Buy 2.4% — 1.46 28.00 Robert W. Baird 15-Feb-2007 Hold (8.8)% — 1.30 William Blair 16-Feb-2007 Strong Buy NA 13.0 NA 26.00 High 5.2% 13.0% $1.50 Median 2.4 10.8 1.46 24.00 Robert Deutsche BankMean 0.8 10.8 1.44 BairdLow (8.8) 8.5 1.30 1Evolution of EPS estimates based on fiscal year-end March 31 estimates, estimates unadjusted for FAS123R expense. Additional Information 27

Management vs. Analyst Estimates ($ in millions, except per share data) CY 2007 Estimates EPSEBITDANet Income Avg. Shares Management$ 1.22 $ 157.9 $ 56.9 46.7 Bear, Stearns & Co.1.50 170.6 68.0 45.5 Deutsche Bank North America1.45 171.6 65.5 45.2 First Analysis Securities Corp1.48 165.3 68.2 46.2 JP Morgan1.46 NA NA NA Robert W. Baird & Co., Inc.1.30 158.5 59.7 45.8 Analyst High$ 1.50 $ 171.6 $ 68.2 46.2 Analyst Median1.46 167.9 66.8 45.6 Analyst Mean1.44 166.5 65.3 45.7 Analyst Low1.30 158.5 59.7 45.2 CY 2008 Estimates EPSEBITDANet Income Avg. Shares Management$ 1.49 $ 175.1 $ 69.4 46.7 Bear, Stearns & Co.1.72 190.4 78.4 45.5 Deutsche Bank North AmericaNA NA NA NA First Analysis Securities Corp1.64 176.0 75.5 46.0 JP Morgan1.92 NA NA NA Robert W. Baird & Co., Inc.1.60 183.6 72.0 45.0 Analyst High$ 1.92 $ 190.4 $ 78.4 46.0 Analyst Median1.68 183.6 75.5 45.5 Analyst Mean1.72 183.3 75.3 45.5 Analyst Low1.60 176.0 72.0 45.0 Additional Information 28

Management vs. Quarterly Analyst Estimates Y-o-Y Y-o-Y Q1 2007% Change [1]Q2 2007% Change [2] Management$ 0.37(26.6)%$ 0.31(11.3)% Bear, Stearns & Co.0.45(10.3)0.376.9 Deutsche Bank North America0.41(18.2)0.374.4 First Analysis Securities Corp0.47(6.4)0.376.8 JP MorganNANA Robert W. Baird & Co., Inc.0.42(17.0)0.32(8.6) Analyst High$ 0.47(6.4)%$ 0.376.9 % Analyst Median0.44(13.6)0.375.6 Analyst Mean0.44(13.0)0.362.4 Analyst Low0.41(18.2)0.32(8.6) Additional Information 29

Colorprint Shares Traded at Various Prices Last 3 Months Last 6 Months Weighted Average Price: $28.76 Weighted Average Price: $28.02 12,00020,000 Total Shares Traded as Total Shares Traded 18,000 10,000 Percent of Sharesas Percent of Shares 16,000 Outstanding: 58.83%Outstanding: 93.42% 14,000 8,000 12,000 6,00010,000 Volume (000)Volume (000) 8,000 4,000 6,000 2,0004,000 2,000 00 24.2325.6227.0128.429.831.1924.2325.6227.0128.429.831.19 totototo 25.61Daily from 27-Nov-2006 to 26-Feb-200732.5825.61Daily from 28-Aug-2006 to 26-Feb-200732.58 Last 12 Months Last 24 Months Weighted Average Price: $27.28 Weighted Average Price: 60,000 60,000 Total Shares Traded$25.91 50,000 as Percent of Shares50,000Total Shares Traded Outstanding: 210.25%as Percent of Shares 40,00040,000Outstanding: 447.41% Volume (000) 30,000Volume (000) 30,000 20,00020,000 10,00010,000 00 22.1723.9125.6427.3829.1130.8421.7123.5225.3327.1528.9630.77 totototo 23.90Daily from 24-Feb-2006 to 26-Feb-200732.5823.51Daily from 25-Feb-2005 to 26-Feb-200732.58 Additional Information 30

Cost of Equity and WACC Analysis ($ in millions) 5.5% Equity Risk Premium Risk Risk-Free Premium Cost of Pre-Tax Cost of Effective Tax Current Debt Curr. Mkt. Val. of Rate1(Rp)2 Equity Beta (Be)3 Equity (K e) Debt (Kd)4Rate (t)5(D)6Equity (E)7WACC Colorprint4.63%5.50%1.1811.12%6.00%38.0%$ 128$ 1,55910.56 % Harte Hanks4.635.500.557.666.4136.62052,2007.35 Acxiom4.635.501.2711.627.5333.57891,7159.53 Valassis4.635.500.829.146.2135.02608187.91 Advo4.635.500.788.927.1035.11271,0608.46 InfoUSA4.635.501.2311.406.0140.22605688.95 High1.2711.62%10.56 % Median1.0010.138.70 Mean0.979.978.79 Low0.557.667.35 7.1% Equity Risk Premium Risk Risk-Free Premium Cost of Pre-Tax Cost of Effective Tax Current Debt Curr. Mkt. Val. of Rate1234Rate (t)5(D)6Equity (E)7WACC (Rp)Equity Beta (B e ) Equity (Ke) Debt (K d) Colorprint4.63%7.10%1.1813.01%6.00%38.0%$ 128$ 1,55912.30 % Harte Hanks4.637.100.558.546.4136.62052,2008.15 Acxiom4.637.101.2713.657.5333.57891,71510.92 Valassis4.637.100.8210.456.2135.02608188.90 Advo4.637.100.7810.177.1035.11271,0609.57 InfoUSA4.637.101.2313.366.0140.226056810.30 High1.2713.65%10.92 % Median0.8210.459.57 Mean0.9311.239.57 Low0.558.548.15 Additional Information 31

Comparison of Selected Premiums 100% Cash Consideration, Last 3 Years ($ in millions)
Premium AnnouncedTargetAcquirorEquity Value1 Day30-Day Average 90-Day Average 180-Day Average 52 Week High 02/22/07Great American Finl Res IncAmerican Financial Group Inc$ 1,1168.6%7.9%3.1%16.4%(3.5)% 02/12/07Witness Systems IncVerint Systems Inc1,07223.529.757.0113.01.7 02/05/07Mills CorpInvestor Group1,3588.424.729.63.0(46.1) 02/05/07Longview Fibre CoBrookfield Asset Mgmt Inc1,62717.814.120.417.3(8.1) 01/24/0721st Century Insurance CoAIG1,74220.912.123.633.49.5 01/02/07EGL IncInvestor Group1,48820.914.8(0.8)(28.3)(33.1) 12/20/06John H Harland CoM&F Worldwide Corp1,42118.622.342.626.22.9 12/05/06Bandag IncBridgestone/Firestone Inc1,01612.717.729.836.8(1.8) 11/30/06Digital Insight CorpIntuit Inc1,35418.223.637.526.21.5 11/16/06Conor Medsystems IncJohnson & Johnson Inc1,45923.832.130.729.510.1 11/06/06Per-Se Technologies IncMcKesson Corp1,09514.517.720.013.7(5.0) 10/31/06Banta CorpRR Donnelley & Sons Co1,30616.612.216.911.30.0 10/30/06Sirna Therapeutics IncMerck & Co Inc1,132100.2110.5138.0116.952.6 10/30/06Trustreet Properties IncGE Capital Solutions Franchise1,15115.733.837.232.517.1 10/30 /06Trammell Crow CoCB Richard Ellis Group Inc1,97128.133.939.739.719.4 10/26/06Kanbay International IncCapgemini SA1,1628.229.749.170.928.6 10/25/06Universal American FinancialInvestor Group1,1074.512.316.523.523.4 10/11/06Jacuzzi Brands IncApollo Management LP1,24010.120.332.734.712.6 10/25/06Yankee Candle Co IncMadison Dearborn Partners LLC1,72411.318.229.730.033.8 08/23/06Internet Sec Sys Group IncIBM Corp1,3034.414.731.327.427.9 08/10/06FileNet CorpIBM Corp1,5571.718.625.527.6(2.3) 07/09/06Heritage Ppty Invest Trust IncCentro Properties Group1,7533.36.1(2.1)1.1(10.2) 05/14/06SSA Global Technologies IncInfor Global Solutions1,52925.125.717.516.0(5.2) 05/01/06Aviall IncBoeing Co1,71627.326.234.741.20.1 04/27/06Diagnostic Products CorpSiemens Medical Solutions Inc1,76720.723.321.721.10.8 04/25/06Serologicals CorpMillipore Corp1,38935.332.538.141.51.2 04/20/06Ubiquitel IncSprint Nextel Corp1,0351.62.74.210.0(0.2) 01/22/06Sports Authority IncInvestor Group1,02120.021.523.720.08.4 11/20/05Beverly Enterprises In cFillmore Capital Partners LLC1,59333.36.61.61.7(7.0) 11/10/05SERENA Software IncSilver Lake Partners1,0262.716.821.019.2(1.7) 11/08/05Linens n Things IncInvestor Group1,2957.910.411.413.2(5.4) 10/24/05Amli Residential Ppty TrustPrime Property Fund1,17720.719.219.826.1(0.7) 10/16/05Adv Neuromodulations Sys IncSt Jude Medical Inc1,36930.425.132.958.413.7 09/29/05IDX Systems CorpGE Healthcare Ltd1,48825.132.038.436.01.2
Additional Information 32

Comparison of Selected Premiums (cont’d) 100% Cash Consideration, Last 3 Years ($ in millions)
Premium AnnouncedTargetAcquirorEquity Value1 Day30-Day Average 90-Day Average 180-Day Average 52 Week High 09/15/05UICIInvestor Group$ 1,71919.1%17.0%25.6%29.8%0.6% 08/04/05Metris Cos IncHSBC Finance Corp1,5751.14.212.818.6(1.8) 07/21/05Priority Healthcare CorpExpress Scripts Inc1,2527.712.121.224.05.6 07/10/05US Unwired IncSprint Corp1,0721.514.427.234.21.5 06/16/05Vicuron Pharmaceuticals IncPfizer Inc1,91684.269.972.477.33.1 06/13/05Commercial Federal,Omaha,NEBank of the West,CA1,36734.135.028.023.611.9 06/07/05Gables Residential TrustInvestor Group1,27214.117.923.422.9(0.6) 05/16/05Overnite CorpUPS1,2204 6.239.534.530.51.2 05/12/05Cuno Inc3M Co1,29031.336.232.027.01.1 04/21/05Transkaryotic Therapies IncShire Pharmaceuticals Grp PLC1,38421.645.251.672.70.5 03/14/05Ascential Software CorpIBM Corp1,12117.818.324.732.0(22.9) 01/31/05Pulitzer IncLee Enterprises Inc1,4321.80.29.320.6(2.9) 01/27/05Genencor International IncDanisco A/S1,15123.919.019.522.10.6 11/24/04Ionics IncGE Infrastructure Inc1,07247.948.159.263.71.2 11/03/04Argosy Gaming CoPenn National Gaming Inc1,40816.417.530.232.49.7 10/20/04Boca Resorts IncBlackstone Real Estate Advisor1,03126.628.927.329.220.0 10/19/04Robert Mondavi CorpConstellation Brands Inc1,03049.948.760.160.813.8 10/18/04Select Medical CorpEGL Holding Co1,98326.634.232.823.2(8.9) 09/29/04Orbitz IncCendant Corp1,22934.541.141.426.1(10.6) 07/13/04National Processing IncBank of America Corp1,425(9.5)(7.9)8.113.5(10.1) 05/24/04NeighborCare IncOmnicare Inc1,41052.561.149.154.329.3 05/24/04WFS Financial IncWestcorp,Irvine,CA1,9403.56.19.311.9(0.7) 05/19/04ALARIS Medical Systems IncCardina l Health Inc1,74318.415.612.624.7(2.8) 05/18/04Kroll IncMarsh & McLennan Cos Inc1,95832.430.639.850.020.9 03/22/04US Oncology IncWelsh Carson Anderson & Stowe1,30218.515.926.851.7(1.8) 03/15/04InVision Technologies IncGE Infrastructure Inc1,15921.330.944.066.61.2 Median-100% Cash Transactions18.8%19.7%27.6%27.2%0.9%
Additional Information 33